Exhibit 99.1

UnionBanCal Corporation Announces Fourth Quarter Results

SAN FRANCISCO--(BUSINESS WIRE)--February 12, 2009--UnionBanCal Corporation:

Highlights:

  Mitsubishi UFJ Financial Group, Inc. (MUFG), through its wholly-owned subsidiary, The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU), completed its acquisition of all of the remaining outstanding shares of UnionBanCal Corporation (UB) common stock (the “privatization transaction”), on November 4, 2008
  Fourth quarter loss from continuing operations was $83 million, including after-tax net expenses of $77 million due to the privatization transaction
  Full year net income was $269 million, and income from continuing operations was $284 million
  Fourth quarter asset quality metrics:
    Total provision for credit losses was $245 million
    Net loans charged-off were $65 million, or 0.52 percent of average total loans
    Nonperforming assets were $437 million, or 0.62 percent of total assets, at quarter-end
  Fourth quarter total revenue was up 3 percent versus third quarter and up 16 percent year-over-year
  Fourth quarter net interest income increased 8 percent versus third quarter and 27 percent year-over-year
  Fourth quarter net interest margin was 3.86 percent, up 19 basis points versus third quarter and up 34 basis points year-over-year
  Fourth quarter average total loans increased 4 percent versus third quarter and 20 percent year-over-year
  Fourth quarter average core deposits were up 11 percent versus third quarter and up 10 percent year-over-year
    Average core deposits were 80.2 percent of average total deposits in fourth quarter 2008
  Fourth quarter average all-in cost of funds was 1.51 percent
  Tangible common equity ratio was 6.96 percent at December 31, 2008

UnionBanCal Corporation (the Company or UB) today reported a fourth quarter 2008 net loss of $85.9 million. Loss from continuing operations for fourth quarter 2008 was $82.9 million, compared with income from continuing operations of $109.2 million a year earlier, and income from continuing operations of $110.1 million in third quarter 2008. Fourth quarter 2008 loss from continuing operations included after-tax net expenses of $77 million due to the privatization transaction.

For full year 2008, income from continuing operations was $283.9 million. This compares with income from continuing operations for 2007 of $573.4 million. The decline in income from continuing operations was primarily due to a $460 million increase in total provision for credit losses and net expenses related to the privatization transaction.

Summary of Fourth Quarter Results From Continuing Operations

Fourth Quarter Total Revenue

For fourth quarter 2008, total revenue (taxable-equivalent net interest income plus noninterest income) was $741 million, up 16 percent compared with fourth quarter 2007. Net interest income increased 27 percent and noninterest income decreased 10 percent. Average total loans increased $8.1 billion, or 20 percent, average interest bearing deposits increased $1.4 billion, or 5 percent, and average noninterest bearing deposits decreased $0.2 billion, or 1.6 percent. The net interest margin in fourth quarter 2008 was 3.86 percent, an increase of 34 basis points compared with fourth quarter 2007.

Average noninterest bearing deposits represented 29.2 percent of average total deposits in fourth quarter 2008. The annualized average all-in cost of funds was 1.51 percent, compared with 2.73 percent in fourth quarter 2007. The Company’s average core deposit-to-loan ratio was 72.1 percent in fourth quarter 2008.

Compared with third quarter 2008, total revenue was up 3 percent, with net interest income up 8 percent and noninterest income down 10 percent. Average total loans increased $1.8 billion, or 4 percent, average noninterest bearing deposits increased $0.5 billion, or 4 percent, and average interest bearing deposits increased $1.9 billion, or 6.4 percent. The net interest margin increased 19 basis points compared with third quarter 2008.

Fourth Quarter Noninterest Income and Noninterest Expense

For fourth quarter 2008, noninterest income was $179 million, down $20 million, or 10 percent, from the same quarter a year ago. Fourth quarter 2008 noninterest income decreased $20 million, or 10 percent, compared with third quarter 2008, primarily due to a decline in other noninterest income.

Noninterest expense for fourth quarter 2008 was $630.4 million, an increase of $212.7 million, or 51 percent, compared with fourth quarter 2007. Fourth quarter 2008 noninterest expense included $129 million in expense due to the privatization transaction, primarily classified in privatization-related expense and intangible asset amortization expense. The provision for losses on off-balance sheet commitments was $14 million in fourth quarter 2008, compared to $4 million in fourth quarter 2007. Other noninterest expense increased $34 million, or 73 percent, primarily due to legal settlement costs and higher regulatory agency fees.

Full Year Results

For full year 2008, net income was $269 million. Income from continuing operations was $284 million, compared with $573 million for 2007. The decline in income from continuing operations was primarily due to a $460 million increase in total provision for credit losses and net expenses related to the privatization transaction.

Total revenue for 2008 was $2.8 billion, an increase of $301 million, or 12 percent, over 2007. Net interest income increased $328 million, or 19 percent, and noninterest income decreased $27 million, or 3.4 percent. Noninterest expense increased $322 million, or 20 percent, primarily due to higher salaries and employee benefits expense and expenses due to the privatization transaction.

Balance Sheet

At December 31, 2008, the Company had total assets of $70.1 billion, up $14.4 billion, or 26 percent, compared with December 31, 2007. Total loans were $49.6 billion, up $8.4 billion, or 20 percent, compared with December 31, 2007. At December 31, 2008, the Company had goodwill and intangibles of $3.1 billion, up $2.7 billion compared with December 31, 2007, due to the privatization transaction, which closed during fourth quarter 2008.

At December 31, 2008, the Company had total liabilities of $62.6 billion, up $11.6 billion compared with December 31, 2007. Total deposits were $46.0 billion, up $3.4 billion, or 8 percent. Core deposits at period-end were $37.8 billion, resulting in a core deposit-to-loan ratio of 76 percent. Wholesale funding (comprised of negotiable time deposits and total borrowed funds) increased steadily through the first nine months of 2008, peaking in third quarter, as loan growth outpaced deposit generation. For full year 2008, wholesale funding was 30 percent of average earning assets, compared with 20 percent for full year 2007.

Credit Quality

Nonperforming assets at December 31, 2008, were $437 million, or 0.62 percent of total assets. This compares with $304 million, or 0.49 percent of total assets, at September 30, 2008, and $57 million, or 0.10 percent of total assets, at December 31, 2007.

For fourth quarter 2008, the total provision for credit losses was $245 million and net loans charged-off were $65 million, or 0.52 percent of average total loans. For third quarter 2008, the total provision for credit losses was $125 million and net loans charged-off were $63 million, or 0.53 percent of average total loans. For fourth quarter 2007, the total provision for credit losses was $60 million and net loans charged-off were $3 million, or 0.04 percent of average total loans. The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense.

At December 31, 2008, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 1.74 percent and 208 percent, respectively.

Capital and Liquidity

The Company’s capital position remains strong. Total stockholder’s equity was $7.5 billion at December 31, 2008, up $2.7 billion compared with December 31, 2007, primarily due to a $2 billion increase in goodwill related to the privatization transaction, and a $1 billion fourth quarter capital contribution from BTMU. At year-end, tangible common equity was $4.7 billion and the tangible common equity ratio was 6.96 percent. The Company’s Tier I and total risk-based capital ratios at period-end were 8.78 percent and 11.63 percent, respectively.

The Company uses a variety of wholesale funding sources to supplement funding needs in excess of core deposits. Wholesale funding was $17.0 billion at December 31, 2008, comprised of $4.1 billion of short- and medium-term Federal Home Loan Bank Advances, $5.0 billion of Federal Reserve Borrowings (through the Term Auction Facility), $3.1 billion in negotiable CDs, $1.2 billion of Term Fed Funds purchased, $1.2 billion of commercial paper and $2.4 billion in various other funding instruments.

Union Bank, N.A., as a federally chartered U.S. banking institution, is eligible to participate in the Federal Reserve’s Term Auction Facility and has successfully participated in several auctions since the program’s inception in December 2007. Union Bank, N.A., and UnionBanCal Corporation are participants in the senior unsecured debt guarantee program of the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program (TLGP). Union Bank, N.A., is also a participant in the TLGP’s transaction account guarantee program. Due to Union Bank’s status as a wholly-owned subsidiary of a foreign banking institution, it is not eligible for the U.S. Treasury Department’s Troubled Asset Relief Program (TARP).

It is the Company’s intention to fund itself in the capital markets as an independent entity and to retain the ability to independently issue capital and debt. The Company’s policy is to maintain “well capitalized” regulatory capital ratios and provide the financial disclosures necessary for fixed income investors to make informed investment decisions. The Company intends to file its 2008 Form 10-K in March 2009.

Name Change to Union Bank, N.A., from Union Bank of California, N.A.

On December 19, 2008, UnionBanCal Corporation announced the name change of Union Bank of California, N.A., its primary operating subsidiary, to Union Bank, N.A. This change will result in greater brand recognition in the financial services marketplace and facilitate the achievement of the Bank’s strategic goals. The name of the bank holding company, UnionBanCal Corporation, has not changed.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding the impact of the privatization transaction, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items are unusual and substantial costs incurred in the fourth quarter of 2008, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results by investors. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Forward-Looking Statements

The following appears in accordance with the Private Securities Litigation Reform Act. This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include the words “believe,” ”continue,” “expect,” “target,” “anticipate,” “intend,” “plan,” “estimate,” “potential,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” They may also consist of annualized amounts based on historical interim period results. Forward-looking statements in this press release include those related to the Company’s intentions regarding funding, the maintenance of a “well capitalized” status for regulatory capital purposes, the provision of certain financial disclosures and the filing of its 2008 Form 10-K.

There are numerous risks and uncertainties that could and will cause actual results to differ materially from those discussed in the Company’s forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict and could have a material adverse effect on the Company’s financial condition, and results of operations or prospects. Such risks and uncertainties include, but are not limited to, declines or disruptions in the financial markets which may adversely affect the Company or the Company’s borrowers or other customers; adverse economic conditions in the United States; adverse economic and fiscal conditions in California; increased energy costs; global political and general economic conditions related to the war on terrorism and other hostilities; fluctuations in interest rates; the ownership interest in UnionBanCal Corporation by BTMU, which is a wholly-owned subsidiary of MUFG; competition in the banking and financial services industries; deposit pricing pressures; the levels of commercial and residential real estate activity in our market; adverse effects of current and future banking laws, rules and regulations and their enforcement; effects of governmental fiscal or monetary policies; legal or regulatory proceedings or investigations; changes in accounting practices or requirements; and risks associated with various strategies the Company may pursue, including potential acquisitions, divestitures and restructurings.

A complete description of the Company, including related risk factors, is discussed in the Company’s public filings with the Securities and Exchange Commission, which are available online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

Based in San Francisco, UnionBanCal Corporation is a financial holding company and a bank holding company with assets of $70.1 billion at December 31, 2008. Its primary subsidiary, Union Bank, N.A., had 335 banking offices in California, Oregon and Washington, and 2 international offices at December 31, 2008.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1
				Percent Change to
	As of and for the Three Months Ended			December 31, 2008 from
	December 31,	September 30,	December 31,	December 31,	September 30,
(Dollars in thousands, except per share data)	2007	2008	2008 (1)	2007	2008
Results of operations:
Net interest income (2)	$442,117	$522,296	$562,373	27.20%	7.67%
Noninterest income	198,949	198,721	178,913	(10.07%)	(9.97%)
Total revenue	641,066	721,017	741,286	15.63%	2.81%
Noninterest expense	417,684	443,812	630,366	50.92%	42.03%
Provision for loan losses	56,000	117,000	231,000	nm	97.44%
Income (loss) from continuing operations before income taxes (2)	167,382	160,205	(120,080)	nm	nm
Taxable-equivalent adjustment	2,517	2,550	2,407	(4.37%)	(5.61%)
Income tax expense (benefit)	55,627	47,549	(39,625)	nm	nm
Income (loss) from continuing operations	109,238	110,106	(82,862)	nm	nm
Income (loss) from discontinued operations	56,432	(5,276)	(3,018)	nm	42.80%
Net income (loss)	$165,670	$104,830	$(85,880)	nm	nm

Balance sheet (end of period):
Total assets (3)	$55,727,748	$62,599,753	$70,121,390	25.83%	12.02%
Total loans	41,204,188	48,306,118	49,585,550	20.34%	2.65%
Nonperforming assets	56,525	304,246	436,515	nm	43.47%
Total deposits	42,680,191	42,355,853	46,049,769	7.89%	8.72%
Medium- and long-term debt	1,913,622	3,827,164	4,288,488	nm	12.05%
Stockholder's equity	4,737,981	4,692,648	7,484,305	57.96%	59.49%

Balance sheet (period average):
Total assets	$54,661,560	$61,145,251	$66,521,518	21.70%	8.79%
Total loans	40,887,376	47,196,204	49,012,819	19.87%	3.85%
Earning assets	50,156,941	56,920,548	58,137,210	15.91%	2.14%
Total deposits	42,835,877	41,661,224	44,060,607	2.86%	5.76%
Stockholder's equity	4,647,470	4,588,441	6,748,937	45.22%	47.09%

Financial ratios (4):
Return on average assets (5):
From continuing operations	0.79%	0.72%	(0.50%)
Net income (loss)	1.20%	0.68%	(0.51%)
Return on average stockholder's equity (5):
From continuing operations	9.33%	9.55%	(4.88%)
Net income (loss)	14.14%	9.09%	(5.06%)
Efficiency ratio (6)	63.31%	58.76%	81.58%
Net interest margin (2)	3.52%	3.67%	3.86%
Tangible common equity ratio (7)	7.73%	6.96%	6.96%
Tier 1 risk-based capital ratio (3) (8)	8.30%	8.02%	8.78%
Total risk-based capital ratio (3) (8)	11.21%	10.94%	11.63%
Leverage ratio (3) (8)	8.27%	7.97%	8.42%
Allowance for loan losses to:
Total loans	0.98%	1.20%	1.49%
Nonaccrual loans	722.64%	200.94%	177.79%
Allowances for credit losses to (9):
Total loans	1.20%	1.43%	1.74%
Nonaccrual loans	884.80%	239.50%	208.01%
Net loans charged off to average total loans (5)	0.04%	0.53%	0.52%
Nonperforming assets to total loans and foreclosed assets	0.14%	0.63%	0.88%
Nonperforming assets to total assets (3)	0.10%	0.49%	0.62%
Selected financial ratios excluding impact of privatization transaction (1) (4) (13):
From continuing operations:
Return on average assets	0.79%	0.76%	(0.04%)
Return on stockholder's equity	9.33%	10.08%	(0.54%)
Efficiency ratio (6)	63.31%	57.90%	65.30%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2
			Percent Change to
	As of and for the Twelve Months Ended		December 31, 2008 from
	December 31,	December 31,	December 31,
(Dollars in thousands, except per share data)	2007	2008 (1)	2007
Results of operations:
Net interest income (2)	$1,732,652	$2,060,660	18.93%
Noninterest income	799,539	772,656	(3.36%)
Total revenue	2,532,191	2,833,316	11.89%
Noninterest expense	1,574,201	1,896,696	20.49%
Provision for loan losses	81,000	515,000	nm
Income from continuing operations before income taxes (2)	876,990	421,620	(51.92%)
Taxable-equivalent adjustment	9,272	9,812	5.82%
Income tax expense	294,354	127,868	(56.56%)
Income from continuing operations	573,364	283,940	(50.48%)
Income (loss) from discontinued operations	34,730	(15,055)	nm
Net income	$608,094	$268,885	(55.78%)

Balance sheet (end of period):
Total assets (3)	$55,727,748	$70,121,390	25.83%
Total loans	41,204,188	49,585,550	20.34%
Nonperforming assets	56,525	436,515	nm
Total deposits	42,680,191	46,049,769	7.89%
Medium- and long-term debt	1,913,622	4,288,488	nm
Stockholder's equity	4,737,981	7,484,305	57.96%

Balance sheet (period average):
Total assets	$53,468,142	$60,908,355	13.92%
Total loans	39,424,327	46,112,105	16.96%
Earning assets	48,968,917	55,556,063	13.45%
Total deposits	42,185,536	43,133,196	2.25%
Stockholder's equity	4,603,022	5,170,795	12.33%

Financial ratios (4):
Return on average assets:
From continuing operations	1.07%	0.47%
Net income	1.14%	0.44%
Return on average stockholder's equity:
From continuing operations	12.46%	5.49%
Net income	13.21%	5.20%
Efficiency ratio (6)	60.68%	64.24%
Net interest margin (2)	3.54%	3.71%
Tangible common equity ratio (7)	7.73%	6.96%
Tier 1 risk-based capital ratio (3) (8)	8.30%	8.78%
Total risk-based capital ratio (3) (8)	11.21%	11.63%
Leverage ratio (3) (8)	8.27%	8.42%
Allowance for loan losses to:
Total loans	0.98%	1.49%
Nonaccrual loans	722.64%	177.79%
Allowances for credit losses to (9) :
Total loans	1.20%	1.74%
Nonaccrual loans	884.80%	208.01%
Net loans charged off to average total loans	0.03%	0.37%
Nonperforming assets to total loans and foreclosed assets	0.14%	0.88%
Nonperforming assets to total assets (3)	0.10%	0.62%
Selected financial ratios excluding impact of privatization transaction (1) (4) (13):
From continuing operations:
Return on average assets	1.07%	0.61%
Return on stockholder's equity	12.46%	8.04%
Efficiency ratio (6)	60.68%	59.74%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Condensed Consolidated Statements of Income (Unaudited)
(Taxable-Equivalent Basis)
Exhibit 3

	For the Three Months Ended			For the Years Ended
	December 31,	September 30,	December 31,	December 31,
(Amounts in thousands, except per share data)	2007	2008	2008 (1)	2007	2008 (1)
Interest Income (2)
Loans	$655,933	$638,862	$667,373	$2,518,150	$2,557,105
Securities	114,021	100,659	112,422	445,363	417,464
Interest bearing deposits in banks	163	147	71	3,276	574
Federal funds sold and securities purchased under resale agreements	2,603	1,787	899	26,247	6,472
Trading account assets	3,448	1,364	527	8,648	5,814
Total interest income	776,168	742,819	781,292	3,001,684	2,987,429

Interest Expense
Deposits	263,508	135,736	138,142	991,140	639,047
Federal funds purchased and securities sold under repurchase agreements	18,386	15,630	3,473	56,676	47,875
Commercial paper	16,838	8,056	5,640	76,284	31,767
Medium and long-term debt	25,471	25,989	34,291	101,096	99,429
Trust notes	238	239	238	953	953
Other borrowed funds	9,610	34,873	37,135	42,883	107,698
Total interest expense	334,051	220,523	218,919	1,269,032	926,769

Net Interest Income (2)	442,117	522,296	562,373	1,732,652	2,060,660
Provision for loan losses	56,000	117,000	231,000	81,000	515,000
Net interest income after provision for loan losses	386,117	405,296	331,373	1,651,652	1,545,660

Noninterest Income
Service charges on deposit accounts	75,989	77,079	73,444	304,362	302,965
Trust and investment management fees	41,672	40,638	37,427	157,734	165,255
Trading account activities	15,135	12,397	14,434	65,608	54,530
Merchant banking fees	16,206	12,789	13,879	44,123	49,546
Brokerage commissions and fees	10,170	9,520	8,877	39,839	38,891
Card processing fees, net	7,571	8,129	7,493	30,307	31,553
Securities gains (losses), net	-	50	(4)	1,621	44
Other	32,206	38,119	23,363	155,945	129,872
Total noninterest income	198,949	198,721	178,913	799,539	772,656

Noninterest Expense
Salaries and employee benefits	224,847	238,129	254,983	911,022	978,081
Net occupancy	36,654	38,574	41,558	141,573	154,566
Outside services	20,952	20,741	20,888	75,939	78,933
Professional services	21,858	17,236	23,122	67,021	70,886
Equipment	16,367	14,437	16,646	63,607	61,571
Software	15,563	14,812	16,432	57,114	60,448
Communications	9,665	9,204	9,377	36,499	37,067
Foreclosed asset expense	55	524	323	110	1,019
Provision for losses on off-balance sheet commitments	4,000	8,000	14,000	9,000	35,000
Privatization-related expense	-	6,193	84,312	-	90,505
Other	67,723	75,962	148,725	212,316	328,620
Total noninterest expense	417,684	443,812	630,366	1,574,201	1,896,696

Income (loss) from continuing operations before income taxes (2)	167,382	160,205	(120,080)	876,990	421,620
Taxable-equivalent adjustment	2,517	2,550	2,407	9,272	9,812
Income tax expense (benefit)	55,627	47,549	(39,625)	294,354	127,868

Income (Loss) from Continuing Operations	109,238	110,106	(82,862)	573,364	283,940

Income (loss) from discontinued operations before income taxes	88,314	(8,175)	(4,676)	66,753	(27,368)
Income tax expense (benefit)	31,882	(2,899)	(1,658)	32,023	(12,313)
Income (Loss) from Discontinued Operations	56,432	(5,276)	(3,018)	34,730	(15,055)
Net Income (Loss)	$165,670	$104,830	$(85,880)	$608,094	$268,885

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets
Exhibit 4

		(Unaudited)
	December 31,	December 31,
(Dollars in thousands)	2007	2008 (1)
Assets
Cash and due from banks	$2,106,927	$1,568,578
Interest bearing deposits in banks	104,528	2,872,698
Federal funds sold and securities purchased under resale agreements	310,178	63,069
Total cash and cash equivalents	2,521,633	4,504,345
Trading account assets:
Pledged as collateral	-	6,283
Held in portfolio	603,333	1,210,496
Securities available for sale:
Pledged as collateral	685,123	54,525
Held in portfolio	7,770,037	8,140,013
Loans (net of allowance for loan losses: 2007, $402,726; 2008, $737,767)	40,801,462	48,847,783
Due from customers on acceptances	16,482	23,131
Premises and equipment, net	486,034	680,004
Intangible assets	6,458	713,485
Goodwill	355,287	2,369,326
Other assets	2,358,915	3,571,995
Assets of discontinued operations to be disposed or sold	122,984	4
Total assets	$55,727,748	$70,121,390

Liabilities
Noninterest bearing	$13,802,640	$13,566,873
Interest bearing	28,877,551	32,482,896
Total deposits	42,680,191	46,049,769
Federal funds purchased and securities sold under repurchase agreements	1,631,602	172,758
Commercial paper	1,266,656	1,164,327
Other borrowed funds	1,875,619	8,196,597
Trading account liabilities	351,057	1,034,663
Acceptances outstanding	16,482	23,131
Other liabilities	1,108,585	1,685,412
Medium- and long-term debt	1,913,622	4,288,488
Junior subordinated debt payable to subsidiary grantor trust	14,432	13,980
Liabilities of discontinued operations to be extinguished or assumed	131,521	7,960
Total liabilities	50,989,767	62,637,085

Stockholder's Equity
Preferred stock:
Authorized 5,000,000 shares, no shares issued or outstanding at December 31, 2007 or 2008	-	-
Common stock, par value $1 per share:
Authorized 300,000,000 shares, issued 157,559,521 shares in 2007 and 136,330,829 shares in 2008	157,559	136,331
Additional paid-in capital	1,153,737	3,195,023
Treasury stock - 19,723,453 shares in 2007 and no shares in 2008	(1,202,584)	-
Retained earnings	4,912,392	4,964,802
Accumulated other comprehensive loss	(283,123)	(811,851)
Total stockholder's equity	4,737,981	7,484,305
Total liabilities and stockholder's equity	$55,727,748	$70,121,390

UnionBanCal Corporation and Subsidiaries
Loans (Unaudited)
Exhibit 5

				Percent Change to
	Three Months Ended			December 31, 2008 from
	December 31,	September 30,	December 31,	December 31,	September 30,
(Dollars in millions)	2007	2008	2008 (1)	2007	2008

Loans (period average)
Commercial, financial and industrial	$14,633	$17,153	$18,297	25.04%	6.67%
Construction	2,437	2,613	2,686	10.22%	2.80%
Mortgage - Commercial	6,786	8,009	8,087	19.17%	0.97%
Mortgage - Residential	13,658	15,281	15,698	14.93%	2.73%
Consumer	2,618	3,421	3,589	37.08%	4.91%
Lease financing	638	639	649	1.69%	1.53%

Total loans held to maturity	40,770	47,116	49,005	20.20%	4.01%
Total loans held for sale	117	80	8	(93.42%)	(90.38%)

Total loans	$40,887	$47,196	$49,013	19.87%	3.85%

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial, financial and industrial	$29	$162	$260	nm	60.37%
Construction	14	93	99	nm	6.35%
Mortgage - Commercial	13	34	56	nm	66.16%

Total nonaccrual loans	56	289	415	nm	43.65%
Restructured loans
Mortgage - Residential	-	1	1	nm	(7.18%)
Foreclosed assets	1	14	20	nm	45.19%

Total nonperforming assets	$57	$304	$437	nm	43.47%
Loans 90 days or more past due and still accruing	$20	$49	$71	nm	43.71%

Analysis of Allowances for Credit Losses
Beginning balance	$350	$527	$581

Provision for loan losses	56	117	231

Loans charged off:
Commercial, financial and industrial	(4)	(42)	(49)
Construction	-	(16)	(7)
Mortgage - Residential	-	(3)	(3)
Consumer	(2)	(4)	(8)
Total loans charged off	(6)	(65)	(67)

Loans recovered:
Commercial, financial and industrial	2	2	1
Construction			1
Consumer	1	-	-
Total loans recovered	3	2	2
Net loans recovered (charged off)	(3)	(63)	(65)

Adjustment for impaired loans related to privatization	-	-	(8)
Foreign translation adjustment	-	-	(1)
Ending balance of allowance for loan losses	403	581	738
Allowance for off-balance sheet commitment losses	90	111	125
Allowances for credit losses	$493	$692	$863

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 6

	For the Three Months Ended
	12/31/2007			12/31/2008 (1)
(Dollars in thousands)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)
Assets
Loans (10)
Commercial, financial and industrial	$14,745,251	$250,542	6.74%	$18,300,686	$239,664	5.21%
Construction	2,436,921	44,393	7.23	2,686,102	32,259	4.78
Residential mortgage	13,663,048	187,372	5.49	15,701,726	226,053	5.76
Commercial mortgage	6,786,416	116,974	6.84	8,086,680	111,154	5.50
Consumer	2,617,949	50,202	7.61	3,588,873	53,231	5.90
Lease financing	637,791	6,450	4.05	648,752	5,012	3.09
Total loans	40,887,376	655,933	6.38	49,012,819	667,373	5.43
Securities - taxable	8,443,495	112,923	5.35	7,927,236	111,370	5.62
Securities - tax-exempt	54,155	1,098	8.11	52,118	1,052	8.07
Interest bearing deposits in banks	4,505	163	14.29	6,764	71	4.20
Federal funds sold and securities purchased under resale agreements	236,411	2,603	4.37	122,640	899	2.92
Trading account assets	530,999	3,448	2.58	1,015,633	527	0.21
Total earning assets	50,156,941	776,168	6.17	58,137,210	781,292	5.36
Allowance for loan losses	(349,409)			(551,627)
Cash and due from banks	1,818,630			2,775,154
Premises and equipment, net	479,504			668,628
Other assets	2,555,894			5,492,153
Total assets	$54,661,560			$66,521,518
Liabilities
Deposits:
Transaction accounts	$14,605,230	106,517	2.89	$18,277,265	71,731	1.56
Savings and consumer time	4,411,122	30,469	2.74	4,185,219	15,591	1.48
Large time	10,727,470	126,522	4.68	8,718,514	50,820	2.32
Total interest bearing deposits	29,743,822	263,508	3.51	31,180,998	138,142	1.76
Federal funds purchased and securities sold under repurchase agreements	1,605,100	18,371	4.54	1,183,014	3,437	1.16
Net funding allocated from (to) discontinued operations (11)	1,252	15	4.75	9,149	36	1.57
Commercial paper	1,469,372	16,838	4.55	1,151,296	5,640	1.95
Other borrowed funds (12)	788,674	9,610	4.83	7,496,938	37,135	1.97
Medium and long-term debt	1,846,780	25,471	5.47	3,871,749	34,291	3.52
Trust notes	14,487	238	6.58	14,035	238	6.79
Total borrowed funds	5,725,665	70,543	4.89	13,726,181	80,777	2.34
Total interest bearing liabilities	35,469,487	334,051	3.74	44,907,179	218,919	1.94
Noninterest bearing deposits	13,092,055			12,879,609
Other liabilities	1,452,548			1,985,793
Total liabilities	50,014,090			59,772,581
Stockholder's Equity
Common equity	4,647,470			6,748,937
Total stockholder's equity	4,647,470			6,748,937
Total liabilities and stockholder's equity	$54,661,560			$66,521,518
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		442,117	3.52%		562,373	3.86%
Less: taxable-equivalent adjustment		2,517			2,407
Net interest income		$439,600			$559,966

	Average Assets and Liabilities of Discontinued Operations for Period Ended:
		December 31, 2007			December 31, 2008
Assets		$128,459			$755
Liabilities		$129,711			$9,904
Net Liabilities		$(1,252)			$(9,149)

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 7

	For the Three Months Ended
	9/30/2008			12/31/2008 (1)
(Dollars in thousands)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)(5)
Assets
Loans: (10)
Commercial, financial and industrial	$17,262,407	$229,377	5.29%	$18,300,686	$239,664	5.21%
Construction	2,579,582	30,352	4.68	2,686,102	32,259	4.78
Residential mortgage	15,285,171	211,965	5.55	15,701,726	226,053	5.76
Commercial mortgage	8,008,618	111,816	5.58	8,086,680	111,154	5.50
Consumer	3,421,338	49,286	5.73	3,588,873	53,231	5.90
Lease financing	639,088	6,066	3.80	648,752	5,012	3.09
Total loans	47,196,204	638,862	5.40	49,012,819	667,373	5.43
Securities - taxable	8,348,785	99,614	4.77	7,927,236	111,370	5.62
Securities - tax-exempt	51,831	1,045	8.06	52,118	1,052	8.07
Interest bearing deposits in banks	13,642	147	4.27	6,764	71	4.20
Federal funds sold and securities purchased under resale agreements	361,361	1,787	1.97	122,640	899	2.92
Trading account assets	948,725	1,364	0.57	1,015,633	527	0.21
Total earning assets	56,920,548	742,819	5.21	58,137,210	781,292	5.36
Allowance for loan losses	(506,452)			(551,627)
Cash and due from banks	1,606,632			2,775,154
Premises and equipment, net	475,408			668,628
Other assets	2,649,115			5,492,153
Total assets	$61,145,251			$66,521,518
Liabilities
Deposits:
Transaction accounts	$15,552,783	61,636	1.58	$18,277,265	71,731	1.56
Savings and consumer time	3,899,687	13,237	1.35	4,185,219	15,591	1.48
Large time	9,847,584	60,863	2.46	8,718,514	50,820	2.32
Total interest bearing deposits	29,300,054	135,736	1.84	31,180,998	138,142	1.76
Federal funds purchased and securities sold under repurchase agreements	3,496,184	15,365	1.75	1,183,014	3,437	1.16
Net funding allocated from (to) discontinued operations (11)	55,121	265	1.91	9,149	36	1.57
Commercial paper	1,432,207	8,056	2.24	1,151,296	5,640	1.95
Other borrowed funds (12)	4,886,263	34,873	2.84	7,496,938	37,135	1.97
Medium and long-term debt	3,300,675	25,989	3.13	3,871,749	34,291	3.52
Trust notes	14,148	239	6.73	14,035	238	6.79
Total borrowed funds	13,184,598	84,787	2.56	13,726,181	80,777	2.34
Total interest bearing liabilities	42,484,652	220,523	2.06	44,907,179	218,919	1.94
Noninterest bearing deposits	12,361,170			12,879,609
Other liabilities	1,710,988			1,985,793
Total liabilities	56,556,810			59,772,581
Stockholder's Equity
Common equity	4,588,441			6,748,937
Total stockholder's equity	4,588,441			6,748,937
Total liabilities and stockholder's equity	$61,145,251			$66,521,518
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		522,296	3.67%		562,373	3.86%
Less: taxable-equivalent adjustment		2,550			2,407
Net interest income		$519,746			$559,966

	Average Assets and Liabilities of Discontinued Operations for Period Ended:
		September 30, 2008			December 31, 2008
Assets		$5,738			$755
Liabilities		$60,859			$9,904
Net Liabilities		$(55,121)			$(9,149)

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 8

	For the Year Ended
	12/31/2007			12/31/2008 (1)
(Dollars in thousands)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)	Average Balance	Interest Income/ Expense (2)	Average Yield/ Rate (2)
Assets
Loans: (10)
Commercial, financial and industrial	$ 14,595,016	$ 972,270	6.66%	$ 17,045,080	$ 936,956	5.50%
Construction	2,335,157	177,258	7.59	2,585,221	130,022	5.03
Residential mortgage	12,964,171	697,069	5.38	14,872,261	830,559	5.58
Commercial mortgage	6,364,705	448,403	7.05	7,793,422	447,662	5.74
Consumer	2,572,146	199,361	7.75	3,170,513	193,360	6.10
Lease financing	593,132	23,789	4.01	645,608	18,546	2.87
Total loans	39,424,327	2,518,150	6.39	46,112,105	2,557,105	5.55
Securities - taxable	8,541,217	440,797	5.16	8,230,740	413,180	5.02
Securities - tax-exempt	55,771	4,566	8.19	52,510	4,284	8.16
Interest bearing deposits in banks	53,978	3,276	6.07	29,352	574	1.96
Federal funds sold and securities purchased under resale agreements	505,732	26,247	5.19	256,281	6,472	2.53
Trading account assets	387,892	8,648	2.23	875,075	5,814	0.66
Total earning assets	48,968,917	3,001,684	6.13	55,556,063	2,987,429	5.38
Allowance for loan losses	(336,871)			(478,661)
Cash and due from banks	1,902,952			1,951,761
Premises and equipment, net	481,650			527,943
Other assets	2,451,494			3,351,249
Total assets	$ 53,468,142			$ 60,908,355
Liabilities
Deposits:
Transaction accounts	$ 14,129,408	409,508	2.90	$ 16,066,060	275,795	1.72
Savings and consumer time	4,351,961	116,544	2.68	4,027,824	66,275	1.65
Large time	9,469,386	465,088	4.91	10,358,779	296,977	2.87
Total interest bearing deposits	27,950,755	991,140	3.55	30,452,663	639,047	2.10
Federal funds purchased and securities sold under repurchase agreements	1,142,487	56,299	4.93	2,137,718	47,065	2.20
Net funding allocated from (to) discontinued operations (11)	7,299	377	5.17	36,378	810	2.23
Commercial paper	1,549,681	76,284	4.92	1,319,360	31,767	2.41
Other borrowed funds (12)	813,054	42,883	5.27	4,425,435	107,698	2.43
Medium and long-term debt	1,776,069	101,096	5.69	2,915,838	99,429	3.41
Trust notes	14,656	953	6.50	14,204	953	6.71
Total borrowed funds	5,303,246	277,892	5.24	10,848,933	287,722	2.65
Total interest bearing liabilities	33,254,001	1,269,032	3.82	41,301,596	926,769	2.24
Noninterest bearing deposits	14,234,781			12,680,533
Other liabilities	1,376,338			1,755,431
Total liabilities	48,865,120			55,737,560
Stockholder's Equity
Common equity	4,603,022			5,170,795
Total stockholder's equity	4,603,022			5,170,795
Total liabilities and stockholder's equity	$ 53,468,142			$ 60,908,355
Reported Net Interest Income/Margin
Net interest income/margin (taxable-equivalent basis)		1,732,652	3.54%		2,060,660	3.71%
Less: taxable-equivalent adjustment		9,272			9,812
Net interest income		$ 1,723,380			$ 2,050,848

	Average Assets and Liabilities of Discontinued Operations for Period Ended:
		December 31, 2007			December 31, 2008
Assets		$ 130,117			$ 56,130
Liabilities		$ 137,416			$ 92,508
Net Liabilities		$ (7,299)			$ (36,378)

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Noninterest income (Unaudited)
Exhibit 9

				Percentage Change to
	For the Three Months Ended			December 31, 2008 from
	December 31,	September 30,	December 31,	December 31,	September 30,
(Dollars in thousands)	2007	2008	2008 (1)	2007	2008
Service charges on deposit accounts	$75,989	$77,079	$73,444	(3.35)%	(4.72)%
Trust and investment management fees	41,672	40,638	37,427	(10.19)	(7.90)
Trading account activities	15,135	12,397	14,434	(4.63)	16.43
Merchant banking fees	16,206	12,789	13,879	(14.36)	8.52
Brokerage commissions and fees	10,170	9,520	8,877	(12.71)	(6.75)
Card processing fees, net	7,571	8,129	7,493	(1.03)	(7.82)
Securities gains (losses), net	-	50	(4)	nm	nm
Gains on private capital investments, net	2,412	5,597	3,750	55.47	(33.00)
Other	29,794	32,522	19,613	(34.17)	(39.69)
Total noninterest income	$198,949	$198,721	$178,913	(10.07)%	(9.97)%

Noninterest expense (Unaudited)

				Percentage Change to
	For the Three Months Ended			December 31, 2008 from
	December 31,	September 30,	December 31,	December 31,	September 30,
(Dollars in thousands)	2007	2008	2008 (1)	2007	2008
Salaries and other compensation	$188,729	$204,389	$209,800	11.16%	2.65%
Employee benefits	36,118	33,740	45,183	25.10	33.92
Salaries and employee benefits	224,847	238,129	254,983	13.40	7.08
Intangible asset amortization	1,124	670	42,924	nm	nm
Net occupancy	36,654	38,574	41,558	13.38	7.74
Professional services	21,858	17,236	23,122	5.78	34.15
Outside services	20,952	20,741	20,888	(0.31)	0.71
Advertising and public relations	12,154	12,624	17,565	44.52	39.14
Equipment	16,367	14,437	16,646	1.70	15.30
Software	15,563	14,812	16,432	5.58	10.94
Communications	9,665	9,204	9,377	(2.98)	1.88
Data processing	8,221	8,945	8,285	0.78	(7.38)
Foreclosed asset expense	55	524	323	nm	(38.36)
Provision for losses on off-balance sheet commitments	4,000	8,000	14,000	nm	75.00
Privatization-related expense	-	6,193	84,312	nm	nm
Other	46,224	53,723	79,951	72.96	48.82
Total noninterest expense	$417,684	$443,812	$630,366	50.92%	42.03%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Noninterest income (Unaudited)
Exhibit 10

			Percentage Change to
	For the Twelve Months Ended		December 31, 2008 from
	December 31,	December 31,	December 31,
(Dollars in thousands)	2007	2008 (1)	2007
Service charges on deposit accounts	$304,362	$302,965	(0.46)%
Trust and investment management fees	157,734	165,255	4.77
Trading account activities	65,608	54,530	(16.89)
Merchant banking fees	44,123	49,546	12.29
Brokerage commissions and fees	39,839	38,891	(2.38)
Card processing fees, net	30,307	31,553	4.11
Securities gains, net	1,621	44	(97.29)
Gains on private capital investments, net	43,881	11,699	(73.34)
Gain on the VISA IPO redemption	-	14,211	nm
Other	112,064	103,962	(7.23)
Total noninterest income	$799,539	$772,656	(3.36)%

Noninterest expense (Unaudited)

			Percentage Change to
	For the Twelve Months Ended		December 31, 2008 from
	December 31,	December 31,	December 31,
(Dollars in thousands)	2007	2008 (1)	2007
Salaries and other compensation	$756,974	$810,277	7.04%
Employee benefits	154,048	167,804	8.93
Salaries and employee benefits	911,022	978,081	7.36
Net occupancy	141,573	154,566	9.18
Outside services	75,939	78,933	3.94
Professional services	67,021	70,886	5.77
Equipment	63,607	61,571	(3.20)
Software	57,114	60,448	5.84
Advertising and public relations	40,690	51,144	25.69
Intangible asset amortization	4,501	44,935	nm
Communications	36,499	37,067	1.56
Data processing	33,052	32,090	(2.91)
Foreclosed asset expense	110	1,019	nm
Provision for losses on off-balance sheet commitments	9,000	35,000	nm
Privatization-related expense	-	90,505	nm
Other	134,073	200,451	49.51
Total noninterest expense	$1,574,201	$1,896,696	20.49%

Refer to Exhibit 12 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 11

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to complete selected non-GAAP financial ratios.

	For the three months ended		For the year ended
(Dollars in thousands)	September 30, 2008	December 31, 2008	December 31, 2008
Income (loss) from continuing operations	$110,106	$(82,862)	$283,940
Privatization-related expense, net of tax	6,193	57,498	63,691
Net accretion and amortization related to fair value adjustments	-	19,474	19,474
Income (loss) from continuing operations, excluding impact of privatization transaction	$116,299	$(5,890)	$367,105

Average total assets	$61,145,251	$66,521,518	$60,908,355
Net asset and liability fair value adjustments	-	2,659,315	668,462
Average total assets, excluding impact of privatization transaction	$61,145,251	$63,862,203	$60,239,893

Return on average assets from continuing operations	0.72%	(0.50%)	0.47%
Effect of privatization transaction	0.04%	0.46%	0.14%
Return on average assets from continuing operations, excluding impact of privatization transaction	0.76%	(0.04%)	0.61%

Average stockholder's equity	$4,588,441	$6,748,937	$5,170,795
Net adjustments related to privatization transaction	-	2,397,011	602,527
Average stockholder's equity, excluding impact of privatization transaction	$4,588,441	$4,351,926	$4,568,268

Return on stockholder's equity from continuing operations	9.55%	(4.88%)	5.49%
Effect of privatization transaction	0.53%	4.34%	2.55%
Return on stockholder's equity, excluding impact of privatization transaction	10.08%	(0.54%)	8.04%

Noninterest expense	$443,812	$630,366	$1,896,696
Privatization-related expense	6,193	84,312	90,505
Amortization related to fair value adjustments	-	44,373	44,373
Noninterest expense, excluding impact of privatization transaction	$437,619	$501,681	$1,761,818

Total revenue	$721,017	$741,286	$2,833,316
Accretion related to fair value adjustments	-	12,354	12,354
Total revenue, excluding impact of privatization transaction	$721,017	$728,932	$2,820,962

Efficiency ratio	58.76%	81.58%	64.24%
Effect of privatization transaction	(0.86%)	(16.28%)	(4.50%)
Efficiency ratio, excluding impact of privatization transaction	57.90%	65.30%	59.74%

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 12

(1)

On November 4, 2008, Mitsubishi UFJ Financial Group, Inc. (MUFG), through its wholly-owned subsidiary, The Bank of Tokyo - Mitsubishi UFJ, Ltd. (BTMU), completed its acquisition of all of the remaining outstanding shares of UnionBanCal Corporation (the Company) common stock (the “privatization transaction”). The Company estimated the fair value of its tangible assets and liabilities as of October 1, 2008 and recorded fair value adjustments to its tangible assets and liabilities equivalent to the proportionate incremental percentage ownership acquired by BTMU in the privatization transaction. In addition, the Company recorded goodwill and other intangible assets. The Company’s financial condition as of December 31, 2008 reflects the impact of these fair value adjustments and other amounts recorded. The Company’s results of operations for the fourth quarter of 2008 include accretion and amortization related to the fair value adjustments.

(2)	Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(3)	End of period total assets and assets used in calculating these ratios include those of discontinued operations.
(4)	Average balances used to calculate our financial ratios are based on continuing operations data only, unless otherwise indicated.
(5)	Annualized.
(6)

The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), the provision for losses on off-balance sheet commitments and low income housing investment credit (LIHC) amortization expense, as a percentage of net interest income (taxable-equivalent basis) and noninterest income, and is calculated for continuing operations only. LIHC amortization expense was $7.8 million, $11.6 million and $11.3 million for the quarters ended December 31, 2007, September 30, 2008 and December 31, 2008, respectively, and was $28.5 million and $40.6 million for the years ended December 31, 2007 and 2008, respectively.

(7)	The tangible common equity ratio is the ratio of total equity less intangibles (net of the corresponding deferred tax liability), as a percentage of total assets, less intangibles.
(8)	The regulatory capital and leverage ratios include discontinued operations.
(9)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments. These ratios relate to continuing operations only.
(10)

Average balances on loans outstanding include all nonperforming loans and loans held for sale. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(11)

Net funding allocated from (to) discontinued operations represents the shortage (excess) of assets over liabilities of discontinued operations. The expense (earning) on funds allocated from (to) discontinued operations is calculated by taking the net balance and applying an earnings rate or a cost of funds equivalent to the corresponding period's Federal funds purchased rate.

(12)	Includes interest bearing trading liabilities.
(13)

These ratios exclude the impact of the privatization transaction. Please refer to Exhibit 11 for a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and these non-GAAP measures.

nm = not meaningful

CONTACT:
UnionBanCal Corporation
Michelle R. Crandall, 415-765-2780
Investor Relations
Stephen L. Johnson, 415-765-3252
Public Relations